Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE1 Group 1
                             Payment Date 03/26/2001




Servicing Certificate
Beginning Pool Balance                                                 219,109,368.56
Beginning PFA                                                                    0.00
Ending Pool Balance                                                    222,609,510.10
Ending PFA Balance                                                                  -
Principal Collections                                                   10,092,587.59
Principal Draws                                                          4,045,058.71
Net Principal Collections                                                6,047,528.88
Active Loan Count                                                               8,733

Interest Collections                                                     1,867,516.15

Weighted Average Net Loan Rate                                               9.39000%
Substitution Adjustment Amount                                                   0.00

Note Rate                                                                    5.78000%

Term Notes                                                              Amount           Factor
----------                                                              ------           ------
Beginning Balance                                                      225,000,000.00    1.0000000
Ending Balance                                                         218,672,010.10    0.9718756
Principal                                                                6,327,989.90   28.1243996
Interest                                                                 1,011,500.00    4.4955556
Interest Shortfall                                                               0.00    0.0000000
Security Percentage                                                           100.00%

Variable Funding Notes                                                  Amount
----------------------                                                  ------
Beginning Balance                                                                0.00
Ending Balance                                                                   0.00
Principal                                                                        0.00
Interest                                                                         0.00
Interest Shortfall                                                               0.00
Security Percentage                                                             0.00%


Certificates                                                               561,222.78



Beginning Overcollateralization Amount                                   3,937,500.00
Overcollateralization Amount Increase (Decrease)                                 0.00
Outstanding Overcollateralization Amount                                 3,937,500.00
Target Overcollateralization Amount                                      3,937,500.00

Credit Enhancement Draw Amount                                                   0.00
Unreimbursed Prior Draws                                                         0.00


                                                                                         Number      Percent
                                                                              Balance   of Loans   of Balance
Delinquent Loans (30 Days)                                               2,669,849.58      95         1.20%
Delinquent Loans (60 Days)                                                 984,030.29      35         0.44%
Delinquent Loans (90+ Days) (1)                                          1,916,878.17      48         0.86%
Foreclosed Loans                                                           477,975.22      7          0.21%
REO                                                                              0.00      0          0.00%

(1) 90+ Figures Include Foreclosures, REO and Bankruptcies

                                                                   Liquidation To-Date
Beginning Loss Amount                                                      194,697.67
Current Month Loss Amount                                                  280,461.02
Ending Loss Amount                                                         475,158.69

                                                                    Special Hazard       Fraud     Bankruptcy
Beginning Amount                                                                 0.00         0.00        0.00
Current Month Loss Amount                                                        0.00         0.00        0.00
Ending Amount                                                                       -            -           -

Liquidation Loss Distribution Amounts                                            0.00
Extraordinary Event Losses                                                       0.00
Excess Loss Amounts                                                              0.00

Capitalized Interest Account
Beginning Balance                                                                0.00
Withdraw relating to Collection Period                                           0.00
Interest Earned (Zero, Paid to Funding Account)                                  0.00
                                                                                ----
Total Ending Capitalized Interest Account Balance as of Payment Date             0.00
Interest earned for Collection Period                                            0.00
Interest withdrawn related to prior Collection Period                            0.00

Funding Account
Beginning Funding Account Balance                                        9,828,131.44
Deposit to Funding Account                                                          -
Payment for Additional Purchases                                        (9,599,906.74)
Ending Funding Account Balance to Notes                                   (228,224.70)
                                                                          ------------
Ending Funding Account Balance as of Payment Date                               (0.00)
Interest earned for Collection Period                                       13,792.65
Interest withdrawn related to prior Collection Period                        6,203.32

Prefunding Account
Beginning Balance                                                                0.00
Additional Purchases during Revolving Period                                     0.00
Excess of Draws over Principal Collections                                       0.00
                                                                                ----
Total Ending Balance as of Payment Date                                          0.00
Interest earned for Collection Period                                            0.00
Interest withdrawn related to prior Collection Period                            0.00

Reserve Account
Beginning Balance                                                                0.00
Deposits to Reserve Account for current Payment Date                             0.00
Withdrawals from Reserve Account for current Payment Date                        0.00
                                                                                ----
Total Ending Reserve Account Balance as of current Payment Date                  0.00
Interest earned for Collection Period                                            0.00
Interest withdrawn related to prior Collection Period                            0.00


        Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE1 Group 2
                             Payment Date 03/26/2001


Servicing Certificate
Beginning Pool Balance                                               24,745,872.95
Beginning PFA                                                                 0.00
Ending Pool Balance                                                  24,434,662.87
Ending PFA Balance                                                               -
Principal Collections                                                 1,600,515.61
Principal Draws                                                         597,678.48
Net Principal Collections                                             1,002,837.13
Active Loan Count                                                              391

Interest Collections                                                    179,919.52

Weighted Average Net Loan Rate                                            8.55000%
Substitution Adjustment Amount                                                0.00

Note Rate                                                                 5.81000%

Term Notes                                                           Amount           Factor
----------                                                           ------           ------
Beginning Balance                                                    25,000,000.00    1.0000000
Ending Balance                                                       23,997,162.87    0.9598865
Principal                                                             1,002,837.13   40.1134852
Interest                                                                112,972.22    4.5188888
Interest Shortfall                                                            0.00    0.0000000
Security Percentage                                                        100.00%

Variable Funding Notes                                               Amount
----------------------                                               ------
Beginning Balance                                                             0.00
Ending Balance                                                                0.00
Principal                                                                     0.00
Interest                                                                      0.00
Interest Shortfall                                                            0.00
Security Percentage                                                           0.00%


Certificates                                                             64,792.92



Beginning Overcollateralization Amount                                  437,500.00
Overcollateralization Amount Increase (Decrease)                              0.00
Outstanding Overcollateralization Amount                                437,500.00

Credit Enhancement Draw Amount                                                0.00
Unreimbursed Prior Draws                                                      0.00


                                                                                      Number      Percent
                                                                           Balance   of Loans   of Balance
Delinquent Loans (30 Days)                                              313,610.86      3          1.28%
Delinquent Loans (60 Days)                                              179,341.61      2          0.73%
Delinquent Loans (90+ Days) (1)                                         289,242.54      3          1.18%
Foreclosed Loans                                                                 -      0          0.00%
REO                                                                           0.00      0          0.00%

(1) 90+ Figures Include Foreclosures, REO, and Bankruptcies

                                                                Liquidation To-Date
Beginning Loss Amount                                                         0.00
Current Month Loss Amount                                                     0.00
Ending Loss Amount                                                            0.00

                                                                 Special Hazard       Fraud     Bankruptcy
Beginning Amount                                                              0.00         0.00        0.00
Current Month Loss Amount                                                     0.00         0.00        0.00
Ending Amount                                                                    -            -           -

Liquidation Loss Distribution Amounts                                         0.00
Extraordinary Event Losses                                                    0.00
Excess Loss Amounts                                                           0.00

Capitalized Interest Account
Beginning Balance                                                             0.00
Withdraw relating to prior month Collection Period                            0.00
Interest Earned (Zero, Paid to Funding Account)                               0.00
                                                                             ----
Total Ending Capitalized Interest Account Balance                             0.00
Interest earned for Collection Period                                         0.00
Interest withdrawn related to prior Collection Period                         0.00

Funding Account
Beginning Funding Account Balance                                       691,627.05
Deposit to Funding Account                                                       -
Payment for Additional Purchases                                       (668,659.22)
Ending Funding Period Balance to Notes                                  (22,967.83)
                                                                        -----------
Ending Funding Account Balance                                                0.00
Interest earned for Collection Period                                       970.62
Interest withdrawn related to prior Collection Period                     2,407.89

Prefunding Account
Beginning Balance                                                             0.00
Additional Purchases during Revolving Period                                  0.00
Excess of Draws over Principal Collections                                    0.00
                                                                             ----
Total Ending Balance                                                          0.00
Interest earned for Collection Period                                         0.00
Interest withdrawn related to prior Collection Period                         0.00

Reserve Account
Beginning Balance                                                             0.00
Deposits to Reserve Account for current Payment Date                          0.00
Withdrawals from Reserve Account for current Payment Date                     0.00
                                                                             ----
Total Ending Reserve Account Balance as of current Payment Date               0.00
Interest earned for Collection Period                                         0.00
Interest withdrawn related to prior Collection Period                         0.00


        Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE1 Group 3
                             Payment Date 03/26/2001



Servicing Certificate
Beginning Pool Balance                                               41,711,515.30
Beginning PFA                                                                 0.00
Ending Pool Balance                                                  40,152,376.04
Ending PFA Balance                                                               -
Principal Collections                                                 1,529,051.10
Principal Draws                                                                  -
Net Principal Collections                                             1,529,051.10
Active Loan Count                                                            1,601

Interest Collections                                                    318,347.93

Weighted Average Net Loan Rate                                            9.71000%
Substitution Adjustment Amount                                                0.00

Note Rate                                                                  7.9500%

Term Notes                                                           Amount           Factor
----------                                                           ------           ------
Beginning Balance                                                    40,836,515.30    0.8167303
Ending Balance                                                       39,277,376.04    0.7855475
Principal                                                             1,559,139.26   31.1827852
Interest                                                                270,541.91    5.4108382
Interest Shortfall                                                            0.00    0.0000000
Security Percentage                                                        100.00%

Variable Funding Notes                                               Amount
----------------------                                               ------
Beginning Balance                                                             0.00
Ending Balance                                                                0.00
Principal                                                                     0.00
Interest                                                                      0.00
Interest Shortfall                                                            0.00
Security Percentage                                                          0.00%


Certificates                                                             12,613.30



Beginning Overcollateralization Amount                                  875,000.00
Overcollateralization Amount Increase (Decrease)                              0.00
Outstanding Overcollateralization Amount                                875,000.00

Credit Enhancement Draw Amount                                                0.00
Unreimbursed Prior Draws                                                      0.00


                                                                                      Number      Percent
                                                                           Balance   of Loans   of Balance
Delinquent Loans (30 Days)                                              290,211.52      9          0.72%
Delinquent Loans (60 Days)                                                       -      0          0.00%
Delinquent Loans (90+ Days) (1)                                         188,786.07      7          0.47%
Foreclosed Loans                                                                 -      0          0.00%
REO                                                                           0.00      0          0.00%

(1) 90+ Figures Include Foreclosures, REO, and Bankruptcies

                                                                Liquidation To-Date
Beginning Loss Amount                                                         0.00
Current Month Loss Amount                                                30,088.16
Ending Loss Amount                                                       30,088.16

                                                                 Special Hazard       Fraud     Bankruptcy
Beginning Amount                                                              0.00         0.00        0.00
Current Month Loss Amount                                                     0.00         0.00        0.00
Ending Amount                                                                    -            -           -

Liquidation Loss Distribution Amounts                                         0.00
Extraordinary Event Losses                                                    0.00
Excess Loss Amounts                                                      30,088.16

Capitalized Interest Account
Beginning Balance                                                             0.00
Withdraw relating to prior month Collection Period                            0.00
Interest Earned (Zero, Paid to Funding Account)                               0.00
                                                                             ----
Total Ending Capitalized Interest Account Balance                             0.00
Interest Withdrawn for prior Collection Period                                0.00


Funding Account
Beginning Funding Account Balance                                                -
Funding Account balance sent to Noteholders                                      -
Payment for Additional Purchases                                                 -
Ending Funding Account Balance                                                   -
Interest Earned for current Collection Period                                    -
Interest Withdrawn for prior Collection Period                                   -

Prefunding Account
Beginning Balance                                                             0.00
Additional Purchases during Revolving Period                                  0.00
Excess of Draws over Principal Collections                                    0.00
                                                                             ----
Total Ending Balance                                                          0.00
Interest Earned for current Collection Period                                 0.00
Interest Withdrawn for prior Collection Period                                0.00

Reserve Account
Beginning Balance                                                             0.00
Deposits to Reserve Account for current Payment Date                          0.00
Withdrawals from Reserve Account for current Payment Date                     0.00
                                                                             ----
Total Ending Reserve Account Balance as of current Payment Date               0.00
Interest Earned for current Collection Period                                 0.00
Interest Withdrawn for prior Collection Period                                0.00
